INCIDENT AT GENELBA THERMAL POWER PLANT	12 Months Ended
Dec. 31, 2022
Incident At Genelba Thermal Power Plant
INCIDENT AT GENELBA THERMAL POWER PLANT

NOTE 18: INCIDENT AT GENELBA THERMAL POWER PLANT

On May 31, 2021 an incident occurred in the GEBATG03 (TG21) unit, which makes up Genelba thermal power plant’s Genelba Plus combined cycle, and damage was caused to the unit’s turbine. As a result of the incident, the combined-cycle generation capacity was reduced by approximately 50% (280 MW).

Jointly with the turbine’s manufacturer (SIEMENS), the Company performed the necessary works to dismantle and repair the failure, which were completed in July 2021.

Moreover, the Company is making all necessary filings before the insurance companies to collect the compensatory damages for the failure and minimize losses associated with the breach of availability commitments.